Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

QUARTERLY TREND ANALYSIS OF SALES

($ in millions)

Net Sales	2011							2012							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Total	$5,011	$5,434	$10,445	$5,345	$15,790	$5,454	$21,244	$5,251	$4,443	$9,694	$3,736	$13,430	$4,191	$17,621	(23)%	(17)%	(1)%	(2)%
US and Puerto Rico	3,295	3,614	6,909	3,526	10,435	3,604	14,039	3,501	2,629	6,130	2,016	8,146	2,238	10,384	(38)%	(26)%	—	—
Europe	907	1,004	1,911	996	2,907	972	3,879	922	926	1,848	858	2,706	1,000	3,706	3%	(4)%	(3)%	(7)%
Rest of the World	785	795	1,580	803	2,383	854	3,237	748	811	1,559	787	2,346	858	3,204	—	(1)%	(1)%	(2)%
Other	24	21	45	20	65	24	89	80	77	157	75	232	95	327	*	*	—	—

% of Total Sales	2011							2012							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr		YTD vs. YTD
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	—		—
US and Puerto Rico	65.7%	66.5%	66.1%	66.0%	66.1%	66.1%	66.1%	66.7%	59.2%	63.2%	54.0%	60.7%	53.4%	58.9%	(1270)		(720)
Europe	18.1%	18.5%	18.3%	18.6%	18.4%	17.8%	18.3%	17.6%	20.8%	19.1%	23.0%	20.1%	23.9%	21.0%	610		270
Rest of the World	15.7%	14.6%	15.1%	15.0%	15.1%	15.6%	15.2%	14.2%	18.3%	16.1%	21.0%	17.5%	20.5%	18.2%	490		300
Other	0.5%	0.4%	0.5%	0.4%	0.4%	0.5%	0.4%	1.5%	1.7%	1.6%	2.0%	1.7%	2.2%	1.9%	170		150

*	in excess of +/- 100%

BRISTOL-MYERS SQUIBB COMPANY

SALES AND COMPOSITION OF CHANGE IN SALES

FOR THE PERIOD ENDED DECEMBER 31, 2012

($ in millions)

QUARTER-TO-DATE	Net Sales		Analysis of % Change
	2012	2011	Total Change	Volume	Price	Foreign Exchange
US and Puerto Rico	$2,238	$3,604	(38)%	(39)%	1%	—
Europe	1,000	972	3%	7%	(1)%	(3)%
Rest of the World	858	854	—	3%	(2)%	(1)%
Other	95	24	*	N/A	N/A	—

Total	$4,191	$5,454	(23)%	(23)%	1%	(1)%

YEAR-TO-DATE	Net Sales		Analysis of % Change
	2012	2011	Total Change	Volume	Price	Foreign Exchange
US and Puerto Rico	$10,384	$14,039	(26)%	(30)%	4%	—
Europe	3,706	3,879	(4)%	6%	(3)%	(7)%
Rest of the World	3,204	3,237	(1)%	2%	(1)%	(2)%
Other	327	89	*	N/A	N/A	—

Total	$17,621	$21,244	(17)%	(17)%	2%	(2)%

*	in excess of +/- 100%

BRISTOL-MYERS SQUIBB COMPANY

EARNINGS FROM OPERATIONS

($ in millions, except per share amounts)

	2011							2012							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales	$5,011	$5,434	$10,445	$5,345	$15,790	$5,454	$21,244	$5,251	$4,443	$9,694	$3,736	$13,430	$4,191	$17,621	(23)%	(17)%
Cost of products sold	1,343	1,481	2,824	1,407	4,231	1,367	5,598	1,303	1,245	2,548	987	3,535	1,075	4,610	(21)%	(18)%
Marketing, selling and administrative	928	1,040	1,968	1,019	2,987	1,216	4,203	1,002	1,004	2,006	1,071	3,077	1,143	4,220	(6)%	—
Advertising and product promotion	214	253	467	205	672	285	957	194	224	418	167	585	212	797	(26)%	(17)%
Research and development	935	923	1,858	973	2,831	1,008	3,839	909	962	1,871	951	2,822	1,082	3,904	7%	2%
Impairment charge for BMS-986094 intangible asset	—	—	—	—	—	—	—	—	—	—	1,830	1,830	—	1,830	—	—
Other (income)/expense	(176)	(53)	(229)	(89)	(318)	(16)	(334)	(184)	(51)	(235)	(11)	(246)	166	(80)	*	(76)%

Total expenses	3,244	3,644	6,888	3,515	10,403	3,860	14,263	3,224	3,384	6,608	4,995	11,603	3,678	15,281	(5)%	7%

Earnings/(Loss) from Operations Before Income Taxes	$1,767	$1,790	$3,557	$1,830	$5,387	$1,594	$6,981	$2,027	$1,059	$3,086	($1,259)	$1,827	$513	$2,340	(68)%	(66)%
Provision for/(benefit from) income taxes	400	483	883	475	1,358	363	1,721	545	251	796	(546)	250	(411)	(161)	*	*

Net Earnings/(Loss) from Operations	$1,367	$1,307	$2,674	$1,355	$4,029	$1,231	$5,260	$1,482	$808	$2,290	($713)	$1,577	$924	$2,501	(25)%	(52)%
Net Earnings/(Loss) Attributable to Noncontrolling Interest	381	405	786	386	1,172	379	1,551	381	163	544	(2)	542	(1)	541	(100)%	(65)%

Net Earnings/(Loss) from Operations Attributable to BMS	$986	$902	$1,888	$969	$2,857	$852	$3,709	$1,101	$645	$1,746	($711)	$1,035	$925	$1,960	9%	(47)%

Earnings attributable to unvested restricted shares	(2)	(2)	(4)	(2)	(6)	(1)	(8)	(1)	—	(2)	—	(1)	(1)	(1)	—	(88)%

Net Earnings/(Loss) used for Diluted EPS Calculation	$984	$900	$1,884	$967	$2,851	$851	$3,701	$1,100	$645	$1,744	($711)	$1,034	$924	$1,959	9%	(47)%

Diluted Earnings/(Loss) Attributable to BMS per Common Share**	$0.57	$0.52	$1.10	$0.56	$1.66	$0.50	$2.16	$0.64	$0.38	$1.02	$(0.43)	$0.61	$0.56	$1.16	12%	(46)%

Average Common Shares Outstanding—Diluted	1,714	1,722	1,718	1,715	1,717	1,712	1,717	1,706	1,701	1,704	1,666	1,697	1,662	1,688	(3)%	(2)%
Dividends declared per common share	$0.33	$0.33	$0.66	$0.33	$0.99	$0.34	$1.33	$0.34	$0.34	$0.68	$0.34	$1.02	$0.35	$1.37	3%	3%

	2011							2012							Basis Point Change
% of Net Sales	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Gross Margin	73.2%	72.7%	73.0%	73.7%	73.2%	74.9%	73.6%	75.2%	72.0%	73.7%	73.6%	73.7%	74.3%	73.8%	(60)	20
Cost of products sold	26.8%	27.3%	27.0%	26.3%	26.8%	25.1%	26.4%	24.8%	28.0%	26.3%	26.4%	26.3%	25.7%	26.2%	60	(20)
Marketing, selling and administrative	18.5%	19.1%	18.8%	19.1%	18.9%	22.3%	19.8%	19.1%	22.6%	20.7%	28.7%	22.9%	27.3%	23.9%	500	410
Advertising and product promotion	4.3%	4.7%	4.5%	3.8%	4.3%	5.2%	4.5%	3.7%	5.0%	4.3%	4.5%	4.4%	5.1%	4.5%	(10)	—
Research and development	18.7%	17.0%	17.8%	18.2%	17.9%	18.5%	18.1%	17.3%	21.7%	19.3%	25.5%	21.0%	25.8%	22.2%	730	410
Total expenses	64.7%	67.1%	65.9%	65.8%	65.9%	70.8%	67.1%	61.4%	76.2%	68.2%	*	86.4%	87.8%	86.7%	1,700	1,960

Earnings/ (Loss) from Operations Before Income Taxes	35.3%	32.9%	34.1%	34.2%	34.1%	29.2%	32.9%	38.6%	23.8%	31.8%	(33.7)%	13.6%	12.2%	13.3%	(1,700)	(1,960)
Net Earnings/ (Loss) from Operations Attributable to BMS	19.7%	16.6%	18.1%	18.1%	18.1%	15.6%	17.5%	21.0%	14.5%	18.0%	(19.0)%	7.7%	22.1%	11.1%	650	(640)

Other Ratios
Effective Tax Rate	22.6%	27.0%	24.8%	26.0%	25.2%	22.8%	24.7%	26.9%	23.7%	25.8%	43.4%	13.7%	(80.1)%	(6.9)%	(10,290)	(3,160)

Other (Income)/Expense	2011							2012							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$31	$32	$63	$40	$103	$42	$145	$42	$41	$83	$48	$131	$51	$182	21%	26%
Investment income	(21)	(25)	(46)	(23)	(69)	(22)	(91)	(36)	(22)	(58)	(27)	(85)	(21)	(106)	(5)%	16%
Provision for restructuring	44	40	84	8	92	24	116	22	20	42	29	71	103	174	*	50%
Litigation charges/(recoveries)	(76)	(4)	(80)	11	(69)	75	6	(172)	22	(150)	50	(100)	55	(45)	(27)%	*
Equity in net income of affiliates	(82)	(62)	(144)	(71)	(215)	(66)	(281)	(57)	(53)	(110)	(40)	(150)	(33)	(183)	(50)%	(35)%
Out-licensed intangible asset impairment	—	—	—	—	—	—	—	38	—	38	—	38	—	38	—	—
Gain on sale of received product lines, businesses and assets	(9)	(2)	(11)	(25)	(36)	(1)	(37)	—	(3)	(3)	—	(3)	(50)	(53)	*	43%
Other income received from alliance partners, net	(22)	(41)	(63)	(44)	(107)	(33)	(140)	(46)	(83)	(129)	(96)	(225)	(87)	(312)	*	*
Pension curtailments and settlements	(3)	—	(3)	2	(1)	11	10	—	—	—	3	3	155	158	*	*
Other	(38)	9	(29)	13	(16)	(46)	(62)	25	27	52	22	74	(7)	67	(85)%	*

	$(176)	$(53)	$(229)	$(89)	$(318)	$(16)	$(334)	$(184)	$(51)	$(235)	$(11)	$(246)	$166	$(80)	*	(76)%

*	in excess of +/- 100%
**	quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED DECEMBER 31, 2012

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE
	2012	2011	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2012 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Net sales	$4,191	$5,454	(1,263)	(23)%	($ 34)	$ 4,225	(1)%	(22)%

Gross profit	3,116	4,087	(971)	(24)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items (a)	3,200	4,102	(902)	(22)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of sales	76.4%	75.2%

Marketing, selling and administrative	1,143	1,216	(73)	(6)%	9	1,152	1%	(5)%
Marketing, selling and administrative excluding specified items (a)	1,141	1,206	(65)	(5)%	8	1,149	—	(5)%

Advertising and product promotion	212	285	(73)	(26)%	2	214	1%	(25)%

SG&A excluding specified items as a % of sales	32.3%	27.3%

Research and development	1,082	1,008	74	7%	9	1,091	1%	8%
Research and development excluding specified items (a)	1,017	1,008	9	1%	9	1,026	1%	2%

Research and development excluding specified items as a % of sales	24.3%	18.5%

YEAR-TO-DATE
	2012	2011	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2012 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Net sales	$17,621	$21,244	(3,623)	(17)%	($ 331)	$ 17,952	(2)%	(15)%

Gross profit	13,011	15,646	(2,635)	(17)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items (a)	13,296	15,721	(2,425)	(15)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of sales	75.5%	74.0%

Marketing, selling and administrative	4,220	4,203	17	—	93	4,313	3%	3%
Marketing, selling and administrative excluding specified items (a)	4,135	4,174	(39)	(1)%	94	4,229	2%	1%

Advertising and product promotion	797	957	(160)	(17)%	16	813	2%	(15)%

SG&A excluding specified items as a % of sales	28.0%	24.2%

Research and development	3,904	3,839	65	2%	37	3,941	1%	3%
Research and development excluding specified items (a)	3,688	3,604	84	2%	47	3,735	2%	4%

Research and development excluding specified items as a % of sales	20.9%	17.0%

(a)	Refer to the Specified Items tab for detail of specified items.

*	Foreign exchange (FX) impact determined by the change in a line item's current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED DECEMBER 31, 2012

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE
	2012	2011	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ **	2012 Excluding FX	Favorable / (Unfavorable) FX Impact % **	Growth % Excluding FX
Plavix	49	1,672	(1,623)	(97)%	(3)	52	—	(97)%
Avapro/Avalide	84	195	(111)	(57)%	(2)	86	(1)%	(56)%
Eliquis	1	—	1	N/A	—	1	N/A	N/A
Abilify	819	737	82	11%	(4)	823	(1)%	12%
Reyataz	394	416	(22)	(5)%	(6)	400	(1)%	(4)%
Sustiva Franchise	383	412	(29)	(7)%	(4)	387	(1)%	(6)%
Baraclude	360	318	42	13%	(1)	361	(1)%	14%
Erbitux	171	181	(10)	(6)%	—	171	—	(6)%
Sprycel	281	227	54	24%	(4)	285	(2)%	26%
Yervoy	211	144	67	47%	(4)	215	(3)%	50%
Orencia	325	257	68	26%	(4)	329	(2)%	28%
Nulojix	4	1	3	*	—	4	N/A	*
Onglyza/Kombiglyze	198	153	45	29%	(2)	200	(1)%	30%
Byetta	94	—	94	N/A	—	94	N/A	N/A
Bydureon	58	—	58	N/A	—	58	N/A	N/A

Mature Products and All Other	759	741	18	2%	—	759	—	2%

Total	4,191	5,454	(1,263)	(23)%	(34)	4,225	(1)%	(22)%

Total excluding Plavix and Avapro/Avalide	4,058	3,587	471	13%	(29)	4,087	(1)%	14%

YEAR-TO-DATE
	2012	2011	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ **	2012 Excluding FX	Favorable / (Unfavorable) FX Impact % **	Growth % Excluding FX
Plavix	2,547	7,087	(4,540)	(64)%	(4)	2,551	—	(64)%
Avapro/Avalide	503	952	(449)	(47)%	(14)	517	(1)%	(46)%
Eliquis	2	—	2	N/A	—	2	N/A	N/A
Abilify	2,827	2,758	69	3%	(52)	2,879	(1)%	4%
Reyataz	1,521	1,569	(48)	(3)%	(46)	1,567	(3)%	—
Sustiva Franchise	1,527	1,485	42	3%	(31)	1,558	(2)%	5%
Baraclude	1,388	1,196	192	16%	(21)	1,409	(2)%	18%
Erbitux	702	691	11	2%	—	702	—	2%
Sprycel	1,019	803	216	27%	(30)	1,049	(4)%	31%
Yervoy	706	360	346	96%	(16)	722	(5)%	*
Orencia	1,176	917	259	28%	(18)	1,194	(2)%	30%
Nulojix	11	3	8	*	—	11	N/A	*
Onglyza/Kombiglyze	709	473	236	50%	(12)	721	(2)%	52%
Byetta	149	—	149	N/A	—	149	N/A	N/A
Bydureon	78	—	78	N/A	—	78	N/A	N/A

Mature Products and All Other	2,756	2,950	(194)	(7)%	(87)	2,843	(3)%	(4)%

Total	17,621	21,244	(3,623)	(17)%	(331)	17,952	(2)%	(15)%

Total excluding Plavix and Avapro/Avalide	14,571	13,205	1,366	10%	(313)	14,884	(3)%	13%

*	In excess of +/- 100%
**	Foreign exchange (FX) impact determined by the change in a line item's current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2011							2012							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	5,011	5,434	10,445	5,345	15,790	5,454	21,244	5,251	4,443	9,694	3,736	13,430	4,191	17,621	(23)%	(17)%	(1)%	(2)%
Key Products
Plavix	1,762	1,865	3,627	1,788	5,415	1,672	7,087	1,693	741	2,434	64	2,498	49	2,547	(97)%	(64)%	—	—
Avapro/Avalide	290	251	541	216	757	195	952	207	117	324	95	419	84	503	(57)%	(47)%	(1)%	(1)%
Eliquis	—	—	—	—	—	—	—	—	1	1	—	1	1	2	N/A	N/A	N/A	N/A
Abilify (a)	624	706	1,330	691	2,021	737	2,758	621	711	1,332	676	2,008	819	2,827	11%	3%	(1)%	(1)%
Reyataz	366	396	762	391	1,153	416	1,569	358	406	764	363	1,127	394	1,521	(5)%	(3)%	(1)%	(3)%
Sustiva Franchise (b)	343	371	714	359	1,073	412	1,485	386	388	774	370	1,144	383	1,527	(7)%	3%	(1)%	(2)%
Baraclude	275	292	567	311	878	318	1,196	325	357	682	346	1,028	360	1,388	13%	16%	(1)%	(2)%
Erbitux	165	173	338	172	510	181	691	179	179	358	173	531	171	702	(6)%	2%	—	—
Sprycel	172	193	365	211	576	227	803	231	244	475	263	738	281	1,019	24%	27%	(2)%	(4)%
Yervoy	—	95	95	121	216	144	360	154	162	316	179	495	211	706	47%	96%	(3)%	(5)%
Orencia (c)	199	228	427	233	660	257	917	254	290	544	307	851	325	1,176	26%	28%	(2)%	(2)%
Nulojix	—	2	2	—	2	1	3	1	3	4	3	7	4	11	*	*	N/A	N/A
Onglyza/Kombiglyze (d)	81	112	193	127	320	153	473	161	172	333	178	511	198	709	29%	50%	(1)%	(2)%
Byetta	—	—	—	—	—	—	—	—	—	—	55	55	94	149	N/A	N/A	N/A	N/A
Bydureon	—	—	—	—	—	—	—	—	—	—	20	20	58	78	N/A	N/A	N/A	N/A

Mature Products and All Other (e)	734	750	1,484	725	2,209	741	2,950	681	672	1,353	644	1,997	759	2,756	2%	(7)%	—	(3)%

	2011							2012							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	2,162	2,236	4,398	2,114	6,512	1,972	8,484	1,991	958	2,949	243	3,192	223	3,415	(89)%	(60)%	(1)%	(1)%
Virology	997	1,075	2,072	1,080	3,152	1,158	4,310	1,077	1,165	2,242	1,089	3,331	1,145	4,476	(1)%	4%	(1)%	(2)%
Oncology	466	591	1,057	629	1,686	684	2,370	679	707	1,386	728	2,114	777	2,891	14%	22%	(1)%	(2)%
Neuroscience	631	714	1,345	698	2,043	742	2,785	627	716	1,343	680	2,023	823	2,846	11%	2%	(1)%	(2)%
Immunoscience	199	230	429	233	662	258	920	255	292	547	311	858	329	1,187	28%	29%	(1)%	(2)%
Metabolics	107	139	246	158	404	181	585	194	206	400	299	699	409	1,108	*	89%	—	(2)%

Other Therapeutic Areas	449	449	898	433	1,331	459	1,790	428	399	827	386	1,213	485	1,698	6%	(5)%	1%	(3)%

*	In excess of +/- 100%
(a)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(b)	The Sustiva Franchise includes sales of Sustiva and revenue of bulk efavirenz included in the combination therapy, Atripla.
(c)	Orencia SubQ was launched in Q4 2011. Includes SubQ sales of $15M in 2011, $75M for the three months ended December 31, 2012 and $213M for the twelve months ended December 31, 2012.
(d)	Includes Kombiglyze sales of $48M and $164M for the three and twelve months ended December 31, 2012 and $29M and $68M for the three and twelve months ended December 31, 2011 respectively.
(e)	Represents all other products, including those which have lost their exclusivity in major markets, over the counter brands and royalty-related revenue. Includes Symlin sales of $23M and $36M for the three and twelve months ended December 31, 2012 respectively.

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2011							2012							% Change		% Change in U.S. Total Prescription**
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL (a)	3,295	3,614	6,909	3,526	10,435	3,604	14,039	3,501	2,629	6,130	2,016	8,146	2,238	10,384	(38)%	(26)%
Key Products
Plavix	1,663	1,771	3,434	1,693	5,127	1,582	6,709	1,648	713	2,361	43	2,404	20	2,424	(99)%	(64)%	(96)%	(60)%
Avapro/Avalide	168	140	308	127	435	114	549	108	22	130	9	139	16	155	(86)%	(72)%	(91)%	(71)%
Abilify (b)	464	520	984	509	1,493	559	2,052	445	533	978	507	1,485	617	2,102	10%	2%	—	1%
Reyataz	183	192	375	187	562	209	771	188	199	387	197	584	199	783	(5)%	2%	(8)%	(5)%
Sustiva Franchise (c)	216	232	448	224	672	278	950	254	259	513	250	763	253	1,016	(9)%	7%	(3)%	(1)%
Baraclude	48	51	99	51	150	58	208	56	59	115	61	176	65	241	12%	16%	11%	11%
Erbitux	163	171	334	169	503	178	681	176	176	352	169	521	167	688	(6)%	1%	N/A	N/A
Sprycel	63	69	132	79	211	88	299	95	91	186	109	295	109	404	24%	35%	20%	29%
Yervoy	—	95	95	109	204	119	323	117	122	239	123	362	141	503	18%	56%	N/A	N/A
Orencia(d)	140	154	294	155	449	172	621	171	199	370	211	581	216	797	26%	28%	N/A	N/A
Nulojix	—	2	2	—	2	1	3	1	2	3	3	6	3	9	*	*	N/A	N/A
Onglyza/Kombiglyze (e)	58	81	139	93	232	114	346	120	126	246	130	376	140	516	23%	49%	28%	47%
Byetta	—	—	—	—	—	—	—	—	—	—	55	55	92	147	N/A	N/A	N/A	N/A
Bydureon	—	—	—	—	—	—	—	—	—	—	20	20	55	75	N/A	N/A	N/A	N/A
Mature Products and All Other (f)	129	136	265	130	395	132	527	122	128	250	129	379	145	524	10%	(1)%
Total excluding Plavix and Avapro/Avalide	1,464	1,703	3,167	1,706	4,873	1,908	6,781	1,745	1,894	3,639	1,964	5,603	2,202	7,805	15%	15%

	2011							2012							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr		YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	1,863	1,950	3,813	1,854	5,667	1,729	7,396	1,784	766	2,550	79	2,629	61	2,690	(96)%		(64)%
Virology	449	477	926	463	1,389	545	1,934	498	519	1,017	509	1,526	518	2,044	(5)%		6%
Oncology	252	361	613	381	994	413	1,407	412	414	826	423	1,249	438	1,687	6%		20%
Neuroscience	464	521	985	511	1,496	559	2,055	445	534	979	506	1,485	617	2,102	10%		2%
Immunoscience	140	155	295	156	451	173	624	172	201	373	214	587	219	806	27%		29%
Metabolics	66	88	154	101	255	121	376	127	132	259	224	483	316	799	*		*
Other Therapeutic Areas	61	62	123	60	183	64	247	63	63	126	61	187	69	256	8%		4%

*	In excess of +/- 100%
**	The estimated U.S. prescription change data provided throughout this report includes information only from the retail and mail order channels and does not reflect product demand within other channels such as hospitals, home health care, clinics, federal facilities including Veterans Administration hospitals, and long-term care, among others. The data is provided by Wolters Kluwer Health (WK), except for SPRYCEL, and based on the Source Prescription Audit. As of December 31, 2011, SPRYCEL demand is based upon information from the Next-Generation Prescription Service (NGPS) version 2.0 of the National Prescription Audit provided by the IMS Health (IMS). The data is a product of each respective service providers’ own recordkeeping and projection processes and therefore subject to the inherent limitations of estimates based on sampling and may include a margin of error.
(a)	Domestic net sales include United States and Puerto Rico.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd. The following table provides a reconciliation of the impact for extending the term of the commercialization and manufacturing agreement.

	2012		2011		% Change
	4th Qtr	12 Months	4th Qtr	12 Months	Qtr vs. Qtr	YTD vs. YTD
Abilify Net Sales As Reported	617	2,102	559	2,052	10%	2%
Contractual share change from 53.5% to 51.5%	24	82	—	—	N/A	N/A

Abilify Net Sales—Adjusted	641	2,184	559	2,052	15%	6%

(c)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. The change in U.S. total prescriptions growth for the Sustiva Franchise includes both branded Sustiva and Atripla prescription units.
(d)	Orencia SubQ was launched in Q4 2011. Includes SubQ sales of $15M in 2011, and $67 and $201M for the three and twelve months ended December 31, 2012, respectively.
(e)	Includes Kombiglyze sales of $45M and $160M for the three and twelve months ended December 31, 2012 and $29M and $68M for the three and twelve months ended December 31, 2011 respectively.
(f)	Represents all other products sold in the U.S., including those which have lost their exclusivity in major markets. Includes Symlin sales of $23M and $36 for the three and twelve months ended December 31, 2012 respectively.

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2011							2012							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	1,716	1,820	3,536	1,819	5,355	1,850	7,205	1,750	1,814	3,564	1,720	5,284	1,953	7,237	6%	—	(1)%	(5)%
Key Products
Plavix	99	94	193	95	288	90	378	45	28	73	21	94	29	123	(68)%	(67)%	—	(1)%
Avapro/Avalide	122	111	233	89	322	81	403	99	95	194	86	280	68	348	(16)%	(14)%	(1)%	(3)%
Eliquis	—	—	—	—	—	—	—	—	1	1	—	1	1	2	N/A	N/A	N/A	N/A
Abilify (a)	160	186	346	182	528	178	706	176	178	354	169	523	202	725	13%	3%	(3)%	(7)%
Reyataz	183	204	387	204	591	207	798	170	207	377	166	543	195	738	(6)%	(8)%	(3)%	(6)%
Sustiva Franchise (b)	127	139	266	135	401	134	535	132	129	261	120	381	130	511	(3)%	(4)%	(1)%	(5)%
Baraclude	227	241	468	260	728	260	988	269	298	567	285	852	295	1,147	13%	16%	(1)%	(2)%
Erbitux	2	2	4	3	7	3	10	3	3	6	4	10	4	14	33%	40%	4%	(2)%
Sprycel	109	124	233	132	365	139	504	136	153	289	154	443	172	615	24%	22%	(3)%	(6)%
Yervoy	—	—	—	12	12	25	37	37	40	77	56	133	70	203	*	*	(8)%	(25)%
Orencia	59	74	133	78	211	85	296	83	91	174	96	270	109	379	28%	28%	(5)%	(6)%
Nulojix	—	—	—	—	—	—	—	—	1	1	—	1	1	2	—	—	N/A	N/A
Onglyza/Kombiglyze	23	31	54	34	88	39	127	41	46	87	48	135	58	193	49%	52%	(2)%	(9)%
Byetta	—	—	—	—	—	—	—	—	—	—	—	—	2	2	N/A	N/A	N/A	N/A
Bydureon	—	—	—	—	—	—	—	—	—	—	—	—	3	3	N/A	N/A	N/A	N/A

Mature Products and All Other (c)	605	614	1,219	595	1,814	609	2,423	559	544	1,103	515	1,618	614	2,232	1%	(8)%	1%	(3)%

	2011							2012							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	299	286	585	260	845	243	1,088	207	192	399	164	563	162	725	(33)%	(33)%	(1)%	(2)%
Virology	548	598	1,146	617	1,763	613	2,376	579	646	1,225	580	1,805	627	2,432	2%	2%	(2)%	(5)%
Oncology	214	230	444	248	692	271	963	267	293	560	305	865	339	1,204	25%	25%	(5)%	(6)%
Neuroscience	167	193	360	187	547	183	730	182	182	364	174	538	206	744	13%	2%	(2)%	(7)%
Immunoscience	59	75	134	77	211	85	296	83	91	174	97	271	110	381	29%	29%	(5)%	(6)%
Metabolics	41	51	92	57	149	60	209	67	74	141	75	216	93	309	55%	48%	—	(3)%

Other Therapeutic Areas	388	387	775	373	1,148	395	1,543	365	336	701	325	1,026	416	1,442	5%	(7)%	1%	(3)%

*	In excess of +/- 100%
(a)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(b)	The Sustiva Franchise includes sales of Sustiva and revenue of bulk efavirenz included in the combination therapy, Atripla.
(c)	Represents all other products, including those which have lost their exclusivity in major markets, over the counter brands and royalty-related revenue.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF CERTAIN NON-GAAP LINE ITEMS TO CERTAIN GAAP LINE ITEMS

(Unaudited, amounts in millions except per share data)

	2011							2012
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Profit	$3,668	$3,953	$7,621	$3,938	$11,559	$4,087	$15,646	$3,948	$3,198	$7,146	$2,749	$9,895	$3,116	$13,011
Specified items (a)	23	18	41	19	60	15	75	—	147	147	54	201	84	285
Gross profit excluding specified items	3,691	3,971	7,662	3,957	11,619	4,102	15,721	3,948	3,345	7,293	2,803	10,096	3,200	13,296

Marketing, selling and administrative	928	1,040	1,968	1,019	2,987	1,216	4,203	1,002	1,004	2,006	1,071	3,077	1,143	4,220
Specified items (a)	(4)	(10)	(14)	(5)	(19)	(10)	(29)	(8)	(5)	(13)	(70)	(83)	(2)	(85)
Marketing, selling and administrative excluding specified items	924	1,030	1,954	1,014	2,968	1,206	4,174	994	999	1,993	1,001	2,994	1,141	4,135

Research and development	935	923	1,858	973	2,831	1,008	3,839	909	962	1,871	951	2,822	1,082	3,904
Specified items (a)	(103)	(50)	(153)	(82)	(235)	—	(235)	(58)	(45)	(103)	(48)	(151)	(65)	(216)
Research and development excluding specified items	832	873	1,705	891	2,596	1,008	3,604	851	917	1,768	903	2,671	1,017	3,688

Other (income)/expense	(176)	(53)	(229)	(89)	(318)	(16)	(334)	(184)	(51)	(235)	(11)	(246)	166	(80)
Specified items (a)	32	(40)	(8)	(6)	(14)	(92)	(106)	81	(43)	38	(116)	(78)	(249)	(327)
Other (income)/expense excluding specified items	(144)	(93)	(237)	(95)	(332)	(108)	(440)	(103)	(94)	(197)	(127)	(324)	(83)	(407)

Effective Tax Rate	22.6%	27.0%	24.8%	26.0%	25.2%	22.8%	24.7%	26.9%	23.7%	25.8%	43.4%	13.7%	(80.1)%	(6.9)%
Specified items (a)	3.4%	0.9%	2.1%	0.4%	1.5%	2.1%	1.6%	(0.2%)	1.6%	0.3%	(22.9)%	11.3%	95.1%	30.1%
Effective Tax Rate excluding specified items	26.0%	27.9%	26.9%	26.4%	26.7%	24.9%	26.3%	26.7%	25.3%	26.1%	20.5%	25.0%	15.0%	23.2%

(a)	Refer to the Specified Items tab for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

($ in millions)

	2011							2012
Dollars in Millions	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Accelerated depreciation, asset impairment and other shutdown costs	$23	$18	$41	$19	$60	$15	$75	$—	$147	$147	$—	$147	$—	$147
Amortization of acquired Amylin intangible assets	—	—	—	—	—	—	—	—	—	—	91	91	138	229
Amortization of Amylin collaboration proceeds	—	—	—	—	—	—	—	—	—	—	(46)	(46)	(68)	(114)
Amortization of inventory fair value adjustment	—	—	—	—	—	—	—	—	—	—	9	9	14	23

Cost of products sold	23	18	41	19	60	15	75	—	147	147	54	201	84	285

Stock compensation expense from accelerated vesting of Amylin awards	—	—	—	—	—	—	—	—	—	—	67	67	—	67
Process standardization implementation costs	4	10	14	5	19	10	29	8	5	13	3	16	2	18

Marketing, selling and administrative	4	10	14	5	19	10	29	8	5	13	70	83	2	85

Stock compensation expense from accelerated vesting of Amylin awards	—	—	—	—	—	—	—	—	—	—	27	27	—	27
Upfront, milestone and other licensing payments	88	50	138	69	207	—	207	—	—	—	21	21	26	47
IPRD impairment	15	—	15	13	28	—	28	58	45	103	—	103	39	142

Research and development	103	50	153	82	235	—	235	58	45	103	48	151	65	216

Impairment charge for BMS-986094 intangible asset	—	—	—	—	—	—	—	—	—	—	1,830	1,830	—	1,830

Provision for restructuring	44	40	84	8	92	24	116	22	20	42	29	71	103	174
Gain on sale of product lines, businesses and assets	—	—	—	(12)	(12)	—	(12)	—	—	—	—	—	(51)	(51)
Pension curtailments and settlements	—	—	—	—	—	13	13	—	—	—	—	—	151	151
Acquisition related expenses	—	—	—	—	—	—	—	12	1	13	29	42	1	43
Litigation charges/(recoveries)	(76)	—	(76)	10	(66)	75	9	(172)	22	(150)	50	(100)	55	(45)
Out-licensed intangible asset impairment	—	—	—	—	—	—	—	38	—	38	—	38	—	38
Loss on debt repurchase	—	—	—	—	—	—	—	19	—	19	8	27	—	27
Upfront, milestone and other licensing receipts	—	—	—	—	—	(20)	(20)	—	—	—	—	—	(10)	(10)

Other (income)/expense	(32)	40	8	6	14	92	106	(81)	43	(38)	116	78	249	327

Increase/(Decrease) to pretax income	98	118	216	112	328	117	445	(15)	240	225	2,118	2,343	400	2,743

Income tax on items above	(28)	(34)	(62)	(37)	(99)	(37)	(136)	8	(77)	(69)	(722)	(791)	(156)	(947)
Specified tax benefit*	(56)	(15)	(71)	—	(71)	(26)	(97)	—	—	—	—	—	(392)	(392)

Income taxes	(84)	(49)	(133)	(37)	(170)	(63)	(233)	8	(77)	(69)	(722)	(791)	(548)	(1,339)

Increase/(Decrease) to net earnings	$14	$69	$83	$75	$158	$54	$212	($7)	$163	$156	$1,396	$1,552	($148)	$1,404

*	The 2012 specified tax benefit relates to a capital loss deduction. The 2011 specified tax benefit relates to releases of tax reserves that were specified in prior periods.

BRISTOL-MYERS SQUIBB COMPANY

SELECTED BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Cash and cash equivalents	$3,405	$3,665	$4,471	$5,776	$2,307	$2,801	$1,503	$1,656
Marketable securities—current	3,388	4,005	3,722	2,957	2,722	2,236	1,427	1,173
Marketable securities—long term	3,065	2,734	2,819	2,909	3,585	3,732	3,698	3,523

Cash, cash equivalents and marketable securities	9,858	10,404	11,012	11,642	8,614	8,769	6,628	6,352
Short-term borrowings and current portion of long-term debt	135	187	182	115	145	236	751	826
Long-term debt	5,276	5,332	5,437	5,376	5,270	5,209	6,608	6,568

Net cash/(debt) position	$4,447	$4,885	$5,393	$6,151	$3,199	$3,324	$(731)	$(1,042)

BRISTOL-MYERS SQUIBB COMPANY

2013 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS

EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2013
Projected Diluted Earnings Attributable to Shareholders per Common Share – GAAP	$1.54 to $1.64
Projected Specified Items:
Downsizing and streamlining of worldwide operations	0.12
Upfront, milestone and other	0.01
Amortization of Amylin intangible assets and collaboration proceeds	0.11

Total	0.24

Projected Diluted Earnings Attributable to Shareholders per Common Share – Non-GAAP	$1.78 to $1.88

Gross margin as a percentage of sales on a GAAP and non-GAAP basis for the three months ended December 31, 2012 was 74.3% and 76.4%, respectively. On a non-GAAP basis, the Company projects gross margin as a percentage of sales for the full year 2013 between 72% and 73%. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on gross margin. See “– Reconciliation of GAAP and NON-GAAP Growth Dollars and Percentages Excluding Foreign Exchange Impact”.

Research and development expenses on a GAAP basis for the three months ended December 31, 2012 were $1.1 billion, which included specified items of $65 million. On a non-GAAP basis, for the three months ended December 31, 2012 research and development expenses were $1.0 billion. On a non-GAAP basis, the Company projects research and development expense for the full year 2013 to grow in the low single digit range compared to 2012. It is estimated that 30% to 40% of the research and development expenses in 2013 will be incurred on late-stage development programs. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on research and development. See “– Reconciliation of Certain NON-GAAP Line Items to Certain GAAP Line Items”.

Marketing, selling and administrative expenses, on a GAAP basis for the three months ended December 31, 2012 were $1.1 billion, which included specified items of $2 million. On a non-GAAP basis, for the three months ended December 31, 2012 marketing, selling and administrative expenses were $1.1 billion. On a non-GAAP basis, the Company projects marketing, selling and administrative expenses for the full year 2013 to remain flat compared to 2012. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See “– Reconciliation of Certain NON-GAAP Line Items to Certain GAAP Line Items”.

The effective tax benefit rate on a GAAP basis for the three months ended December 31, 2012 was 80.1%, which included specified items of $548 million. On a non-GAAP basis, for the three months ended December 31, 2012 the effective tax rate was 15.0%. On a non-GAAP basis, the Company projects an annual effective tax rate of approximately 16%. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on the tax rate. See “– Reconciliation of Certain NON-GAAP Line Items to Certain GAAP Line Items”.

The GAAP financial results for the full year 2013 will include specified items that may occur and impact results, including expected charges associated with downsizing and streamlining worldwide operations, impairment charges, milestone payments, and net amortization of acquired intangible assets and deferred income related to Amylin. The GAAP financial results for the full year 2013 could also include other specified items that have not yet been identified and quantified, including any gains or losses from acquisitions or divestitures, additional upfront, milestone and other licensing payments, charges for in-process research and development and licensed asset impairments, charges and recoveries relating to significant legal proceedings, restructuring activities, pension settlement charges and significant tax events. For a fuller discussion of certain litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Reports Fourth Quarter 2012 Financial Results, January 24, 2013 including “2013 Financial Guidance” and “Use of Non-GAAP Financial Information” therein.